MEMBERS LIFE INSURANCE COMPANY

MEMBERS® HORIZON VARIABLE ANNUITY

SUPPLEMENT DATED MAY 21, 2021 TO

MEMBERS® HORIZON VARIABLE ANNUITY

MEMBERS® HORIZON II VARIABLE ANNUITY

PROSPECTUS DATED MAY 1, 2021

This supplement updates the prospectus for the variable annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

Morgan Stanley has requested that the Company no longer make the Morgan Stanley Variable Insurance Fund, Inc. Growth Fund (Series I) available for new investments at the time of application effective at the close of business on May 21, 2021. Existing contract owners can continue to invest in the fund.